IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated October 1, 2018 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated December 1, 2017

(as revised February 8, 2018) and

Statement of Additional Information (the “SAI”),

dated December 1, 2017 (as revised September 6, 2018),

for iShares Edge MSCI USA Size Factor ETF (SIZE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around November 30, 2018.

Current Underlying Index	New Underlying Index
MSCI USA Risk Weighted Index	MSCI USA Low Size Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI USA Low Size Index (the “Underlying Index”), which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index (the “Parent Index”). The Parent Index includes U.S. large- and mid- capitalization stocks, as defined by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is constructed by reweighting the constituents of its market capitalization-weighted Parent Index. At each rebalancing, a factor is applied that operates as a constraint on the weight of individual components of the Underlying Index – the “constraint factor.” The constraint factor is held constant between each rebalancing. The constraint factor is calculated by reference to the relative weight of each component in the Parent Index and used to determine the weights of each respective component in the Underlying Index. The constraint factor remains constant between index reviews except in case of corporate events (as defined by the Index Provider). The constraint factor does not limit the market appreciation / depreciation of individual components between each rebalancing. The Underlying Index is rebalanced semi-annually in May and November. As of September 25, 2018, there are 625 component securities in the Underlying Index. As of September 25, 2018, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary, information technology and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Summary of Principal Risks”

The section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to add the following:

Consumer Discretionary Sector Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Change in the Fund’s “A Further Discussion of Principal Risks”

The section of the Prospectus entitled “A Further Discussion of Principal Risks” is amended to add the following:

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Change in the Fund’s “A Further Discussion of Other Risks”

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to delete “Consumer Discretionary Sector Risk” and “Information Technology Sector Risk” and add the following:

Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among other things: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section of the SAI entitled “MSCI USA Risk Weighted Index” on page 37 is deleted in its entirety and is replaced by the following new section entitled “MSCI USA Low Size Index”:

MSCI USA Low Size Index

Number of Components: approximately 625

Index Description. As of September 25, 2018, the MSCI USA Low Size Index is based on a traditional market capitalization-weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. The Underlying Index is constructed by reweighting the constituents of its market capitalization-weighted parent index. At each rebalancing, a factor is applied that operates as a constraint on the weight of individual components of the Underlying Index – the “constraint factor.” The constraint factor is held constant between each rebalancing. The constraint factor is calculated by reference to the relative weight of each component in the parent index and used to determine the weights of each respective component in the Underlying Index. The constraint factor remains constant between index reviews except in case of corporate events (as defined by the Index Provider). The constraint factor does not limit the market appreciation / depreciation of individual components between each rebalancing. The Underlying Index is rebalanced semiannually in May and November.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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